Exhibit 99.1

Aruba Networks Reports Fiscal First Quarter 2015 Financial Results

  Record Revenue of $207.8 Million Grew 29 Percent Year-Over-Year
  Non-GAAP Gross Margins Improved to 72.3 Percent; GAAP Gross Margins Grew to 70.5 Percent
  Non-GAAP Operating Margin Increased to 21.8 Percent; GAAP Operating Margin Increased to 4.9 Percent

SUNNYVALE, Calif.--(BUSINESS WIRE)--November 20, 2014--Aruba Networks, Inc. (NASDAQ: ARUN) today released financial results for its first quarter of fiscal year 2015 ended October 31, 2014.

Record revenue of $207.8 million grew 29 percent from the $160.9 million reported in Q1’14. GAAP net income for Q1’15 was $2.7 million, or $0.02 per diluted share, compared with a GAAP net loss of $7.8 million, or a loss of $0.07 per share, in Q1’14.

Non-GAAP net income for Q1’15 was $30.4 million, or $0.26 per diluted share, compared with non-GAAP net income of $18.9 million, or $0.16 per diluted share, in Q1’14. A reconciliation between GAAP and non-GAAP information is contained in the tables below and can also be found in the supplementary tables located in the investor section of the company’s website at http://www.arubanetworks.com.

“Driven by our focus on profitable growth, we generated record revenue of $207.8 million. This strong performance was coupled with a solid improvement in our profitability in the first quarter,” said Dominic Orr, president and chief executive officer, Aruba Networks. “Adoption of 802.11ac technology continued to drive growth in many of our verticals, including federal government, retail and enterprise. Our recent focus on penetrating the small to mid-sized enterprise market is paying off, and we are excited about the opportunity to continue to accelerate in this fast growing portion of the wireless market.”

Commenting on the company’s financial results, Michael Galvin, chief financial officer, Aruba Networks, added, “We delivered a strong quarter across all of our key financial metrics, including non-GAAP gross margins and non-GAAP operating margins. Further, our effective working capital management generated $46.6 million in operating cash flow.”

Recent Highlights

In September, the company announced it had been positioned as one of only two vendors placed in the Leaders category by Forrester Research in its The Forrester Wave™ for Wireless Local Area Network (LAN) Solutions for 2014 report. In Forrester’s evaluation, the firm noted that the vendors in the Leaders category separated themselves from other vendors by “introducing wireless capabilities that can transform businesses and move wireless from a cost center to revenue generator” and specifically noted that “Aruba’s location-based capabilities can help those in hospitality improve the way they engage with customers.”

Aruba further extended its position in the Federal vertical when it was the first to receive FIPS 140-2 certification and the first to be validated under the Common Criteria Wireless LAN Access System Protection Profile. With this certification, Aruba has a fully compliant listing in the WLAN Access System category on the United States National Security Agency’s (NSA) Commercial Solutions for Classified Program Components List allowing federal agencies to use its solutions for both classified and unclassified networks. Aruba’s 802.11ac access points, controllers and software have also been listed on the United States Department of Defense’s (DoD) Unified Capabilities Approved Products List (UC-APL) as well as on the Australia Signals Directorate’s (ASD’s) Evaluated Product List.

Demonstrating the Company’s innovation, Aruba recently announced its Aruba Mobile Engagement, an interactive and personalized mobile solution based on Wi-Fi and location services powered by Aruba Beacons. Aruba Mobile Engagement enables organizations to deliver customized push notifications and precise onsite navigation to users’ mobile devices based on their opted-in, personalized profile settings and position inside a venue. The new platform enables venues’ marketing and IT departments to partner more effectively resulting in increased customer loyalty, satisfaction and revenue.

Conference Call Information

Aruba will host a conference call for analysts and investors to discuss its first quarter of fiscal year 2015 results today at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). Open to the public, investors may access the call by dialing +1-844-858-9856. A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.arubanetworks.com. Following the webcast, an archived version will be available on the website for at least 90 days. To hear an audio replay of the call, parties in the United States and Canada should call +1-855-859-2056 and enter passcode 31483314. International parties can access the replay at +1-404-537-3406 and should enter passcode 31483314.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about anticipated advantages from our cost-optimization plan, the rapid adoption of 802.11ac technology, our penetration of the small to mid-sized enterprise market, the demand for wireless networks and the proliferation of devices needing access to wireless networks. These forward-looking statements involve risks and uncertainties, as well as assumptions, which if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: (1) business, economic and competitive conditions and growth trends in the wireless networking industry, our vertical markets and various geographic regions; (2) changes in overall information technology spending, particularly in emerging growth regions; (3) the challenges posed by our cost-optimization plan; and (4) those risks and uncertainties included under the captions “Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014, which was filed with the SEC on September 24, 2014, and is available on Aruba’s investor relations website at www.arubanetworks.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Form 8-K and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income, non-GAAP earnings per share (EPS), non-GAAP gross margins and non-GAAP operating margins. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to Aruba’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in its financial results for the foreseeable future.

Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based compensation expense and related payroll taxes, amortization expense of acquired intangible assets and other acquisition-related expenses, restructuring charges and other one-time charges related to restructuring actions. In addition, Aruba provides for non-GAAP income tax expense by applying generally accepted accounting principles to non-GAAP income, including direct and indirect tax effects of the pre-tax non-GAAP adjustments above, excluding tax related to the internal transfer of intellectual property. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only stock-based compensation expenses and related payroll taxes, but also discrete charges that are infrequent in nature. Further, Aruba’s management excludes from non-GAAP net income the tax effects of these non-GAAP financial measures, as without excluding these tax effects, investors would only see the gross effect that excluding these expenses had on the company’s operating results. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based compensation expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets and other acquisition-related expenses, non-recurring patent-infringement settlements and the change in the valuation of the contingent rights liability, less the related tax effects, Aruba’s management believes that investors can better understand and measure the company’s recurring operating results.

There are a number of limitations related to the use of non-GAAP financial measures versus the corresponding GAAP financial measures. First, these non-GAAP financial measures exclude some costs, namely stock-based compensation expenses and related payroll taxes,that are recurring. Stock-based compensation expenses and related payroll taxes have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impact their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluates these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables, as well as the supplementary materials located on the IR landing page of the Aruba web site, provide reconciliations between these financial measures and their most directly comparable GAAP equivalents.

About Aruba Networks, Inc.

Aruba Networks is a leading provider of next-generation network access solutions for the mobile enterprise. The company designs and delivers Mobility-Defined Networks that empower IT departments and #GenMobile, a new generation of tech-savvy users who rely on their mobile devices for every aspect of work and personal communication. To create a mobility experience that #GenMobile and IT can rely upon, Aruba Mobility-Defined Networks™ automate infrastructure-wide performance optimization and trigger security actions that used to require manual IT intervention. The results are dramatically improved productivity and lower operational costs.

Listed on the NASDAQ and Russell 2000® Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, Africa and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter and Facebook, and for the latest technical discussions on mobility and Aruba products visit Airheads Social at http://community.arubanetworks.com.

© 2014 Aruba Networks, Inc. Aruba Networks’ trademarks include Aruba Networks®, Aruba The Mobile Edge Company® (stylized), Aruba Mobility-Defined Networks™, Aruba Mobility Management System®, People Move Networks Must Follow®, Mobile Edge Architecture®, RFProtect®, Green Island®, ETips®, ClientMatchTM, Virtual Intranet AccessTM, ClearPass Access Management SystemsTM, Aruba InstantTM, ArubaOSTM, xSecTM, ServiceEdgeTM, Aruba ClearPass Access Management SystemTM, AirmeshTM, AirWaveTM, Aruba CentralTM, and “ARUBA@WORKTM. All rights reserved. All other trademarks are the property of their respective owners.

Aruba Networks, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 31,	July 31,
	2014	2014
Assets
Current assets
Cash and cash equivalents	$152,587	$118,594
Short-term investments	162,709	166,359
Accounts receivable, net	107,165	102,256
Inventory	40,033	39,836
Deferred costs of revenue	13,843	12,721
Prepaids and other current assets	18,542	18,063
Deferred income tax assets, current	24,531	25,676

Total current assets	519,410	483,505

Property and equipment, net	29,074	27,261
Goodwill	67,242	67,242
Intangible assets, net	17,345	19,505
Deferred income tax assets, non-current	23,228	23,962
Other non-current assets	8,388	8,185

Total non-current assets	145,277	146,155

Total assets	$664,687	$629,660

Liabilities and Stockholders' Equity

Current liabilities
Accounts payable	$19,860	$23,763
Accrued liabilities	77,747	80,578
Deferred revenue, current	146,177	135,160

Total current liabilities	243,784	239,501

Deferred revenue, non-current	48,806	44,977
Other non-current liabilities	13,535	12,686

Total non-current liabilities	62,341	57,663

Total liabilities	306,125	297,164

Stockholders' equity

Common stock	11	11
Additional paid-in capital	531,719	508,374
Accumulated other comprehensive loss	(1,545)	(1,523)
Accumulated deficit	(171,623)	(174,366)

Total stockholders' equity	358,562	332,496

Total liabilities and stockholders' equity	$664,687	$629,660

Aruba Networks, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amount)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2014	2013

Revenue
Product	$168,470	$130,831
Support and professional services	39,351	30,096

Total revenue	207,821	160,927

Cost of revenue
Product	51,630	40,118
Support and professional services	9,609	8,433

Total cost of revenue	61,239	48,551

Gross profit	146,582	112,376

Operating expenses
Research and development	42,234	40,445
Sales and marketing	71,975	63,044
General and administrative	15,615	14,515
Restructuring charges	6,554	-

Total operating expenses	136,378	118,004

Operating income (loss)	10,204	(5,628)

Other income (expense), net
Interest income	199	261
Other income (expense), net	(752)	270

Total other income (expense), net	(553)	531

Income (loss) before income taxes	9,651	(5,097)

Provision for income taxes	6,908	2,730

Net income (loss)	$2,743	$(7,827)

Net income (loss) per share - basic	$0.03	$(0.07)

Net income (loss) per share - diluted	$0.02	$(0.07)

Shares used in per share calculation - basic	108,374	112,011

Shares used in per share calculation - diluted	115,589	112,011

Aruba Networks, Inc.
Reconciliation between GAAP and Non-GAAP Measures
Non-GAAP Net Income and Non-GAAP Earnings per Share
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2014	2013

GAAP net income (loss)	$2,743	$(7,827)

Plus:
a) Stock-based compensation expense (*)	24,553	27,419
b) Payroll taxes on stock-based compensation expense	549	688
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	2,987	3,606
d) Restructuring charges	6,554	-
e) Other one-time charges related to restructuring actions (**)	432	-
f) Non-GAAP income tax effects	(7,415)	(5,019)

Non-GAAP net income	$30,403	$18,867

GAAP net income (loss) per share	$0.02	$(0.07)

Plus:
a) Stock-based compensation expense (*)	0.21	0.23
b) Payroll taxes on stock-based compensation expense	-	0.01
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	0.03	0.03
d) Restructuring charges	0.06	-
e) Other one-time charges related to restructuring actions (**)	-	-
f) Non-GAAP income tax effects	(0.06)	(0.04)

Non-GAAP net income per common share (***)	$0.26	$0.16

Shares used in GAAP per share calculation - diluted	115,589	112,011

Shares used in Non-GAAP per share calculation - diluted	115,589	121,110

(*) Stock-based compensation expense excludes charges of $273,000 derived directly from the Company’s restructuring plan, which are included in the Restructuring charges line.

(**) Other one-time charges related to restructuring actions include temporary redundant headcount, headcount-related and facility costs, recruiting costs and other travel and headcount-related costs associated with employee transitions to lower cost operating locations. These costs are not considered exit costs under U.S. Generally Accepted Accounting Principles, thus such costs have been excluded from the Restructuring charges line in the consolidated statements of operations.

(***) The sum of the EPS impacts may not total to Non-GAAP net income per common share due to different share counts used in calculating GAAP income (loss) per common share and Non-GAAP income per common share. The GAAP income (loss) per common share calculation may use a lower share count as it may exclude potentially dilutive shares which are included in calculating non-GAAP income per common share.

Aruba Networks, Inc.
Reconciliation between GAAP and Non-GAAP Measures
Non-GAAP Gross Margin and Non-GAAP Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2014	2013

Revenue	$207,821	$160,927

Non-GAAP Gross Margin:

GAAP gross profit	$146,582	$112,376

Plus:
a) Stock-based compensation expense	1,699	2,157
b) Payroll taxes on stock-based compensation expense	28	65
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	1,950	2,007
d) Other one-time charges related to restructuring actions (*)	1	-

Non-GAAP gross profit	$150,260	$116,605

GAAP gross margin	70.5%	69.8%

Plus:
a) Stock-based compensation expense	0.8%	1.4%
b) Payroll taxes on stock-based compensation expense	0.0%	0.0%
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	1.0%	1.3%
d) Other one-time charges related to restructuring actions (*)	0.0%	0.0%

Non-GAAP gross margin	72.3%	72.5%

Non-GAAP Operating Margin:

GAAP operating income (loss)	$10,204	$(5,628)

Plus:
a) Stock-based compensation expense (**)	24,553	27,419
b) Payroll taxes on stock-based compensation expense	549	688
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	2,987	3,606
d) Restructuring charges	6,554	-
e) Other one-time charges related to restructuring actions (*)	432	-

Non-GAAP operating income	$45,279	$26,085

GAAP operating margin	4.9%	(3.5%)

Plus:
a) Stock-based compensation expense (**)	11.8%	17.0%
b) Payroll taxes on stock-based compensation expense	0.3%	0.4%
c) Amortization expense of acquired intangible assets and other acquisition-related expenses	1.4%	2.3%
d) Restructuring charges	3.2%	0.0%
e) Other one-time charges related to restructuring actions (*)	0.2%	0.0%

Non-GAAP operating margin	21.8%	16.2%

(*) Other one-time charges related to restructuring actions include temporary redundant headcount, headcount-related and facility costs, recruiting costs and other travel and headcount-related costs associated with employee transitions to lower cost operating locations. These costs are not considered exit costs under U.S. Generally Accepted Accounting Principles, thus such costs have been excluded from the Restructuring charges line in the consolidated statements of operations.

(**) Stock-based compensation expense excludes charges of $273,000 derived directly from the Company’s restructuring plan, which are included in the Restructuring charges line.

Aruba Networks, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	October 31,	October 31,
	2014	2013

Cash flows from operating activities
Net income (loss)	$2,743	$(7,827)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,283	7,032
Change in provision for doubtful accounts	28	(85)
Inventory reserves for excess, obsolescence and other	2,973	1,853
Stock-based compensation expense	24,826	27,419
Amortization of discounts and premiums on short-term investments	370	609
Loss on disposal or write-off of property and equipment	36	109
Deferred income taxes	1,817	(351)
Excess tax benefit associated with stock-based compensation	(2,813)	-
Changes in operating assets and liabilities:
Accounts receivable	(4,937)	25,018
Inventory	(2,136)	(7,322)
Deferred costs of revenue	(1,122)	(1,121)
Prepaids and other current assets	(959)	(763)
Other non-current assets	347	(351)
Accounts payable and other current and non-current liabilities	3,253	(38,405)
Deferred revenue	14,846	15,433

Net cash provided by operating activities	46,555	21,248

Cash flows from investing activities
Purchases of short-term investments	(30,860)	(62,362)
Proceeds from sales of short-term investments	11,000	48,080
Proceeds from maturities of short-term investments	23,105	40,645
Purchases of property and equipment	(5,959)	(4,604)
Investment in a privately-held company	(550)	-

Net cash provided by (used in) investing activities	(3,264)	21,759

Cash flows from financing activities
Proceeds from issuance of common stock	12,889	7,449
Repurchases of common stock under stock repurchase program	(25,000)	(113,462)
Excess tax benefit associated with stock-based compensation	2,813	-

Net cash used in financing activities	(9,298)	(106,013)

Net increase (decrease) in cash and cash equivalents	33,993	(63,006)

Cash and cash equivalents, beginning of period	118,594	144,919

Cash and cash equivalents, end of period	$152,587	$81,913

Source: Aruba Networks, Inc.

CONTACT:
IR Contact
Aruba Networks, Inc.
Tonya Chin, 408-598-4924
Vice President, Investor Relations
tchin@arubanetworks.com